Leases	12 Months Ended
Dec. 31, 2021
Presentation Of Leases For Lessee [Abstract]
Leases

18. Leases

Accounting policies

Lessee

The Company assesses at inception of the contract whether a contract is or contains a lease. This assessment involves determining whether the Company obtains substantially all the economic benefits from the use of that asset, and whether the Company has the right to direct the use of the asset. When these conditions are met, the Company recognizes a right-of-use (“ROU”) asset and a lease liability at the lease commencement date, except for short-term leases of 12 months or less, which are expensed in the statement of income/loss on a straight-line basis over the lease term.

At inception, the ROU asset comprises the initial lease liability, initial direct costs, and any obligations to refurbish the asset, less any incentives granted by the lessors.

The ROU asset is depreciated over the shorter of the duration of the lease contract (including contractually agreed optional extension periods whose exercise is deemed to be reasonably certain) and the useful life of the underlying asset.

The ROU asset is subject to testing for impairment if there is an indicator for impairment, as for owned assets.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that is not readily determinable, the incremental borrowing rate (“IBR”) at the lease commencement date. The IBR is the rate of interest that the Company would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the ROU asset in a similar economic environment. Lease payments can include fixed payments; variable payments that depend on an index or rate known at the commencement date; and extension option payments or purchase options that the Company is reasonably certain to exercise.

The lease liability is subsequently measured at amortized cost using the effective interest rate method and remeasured (with a corresponding adjustment to the related ROU asset) when there is a change in future lease payments due to renegotiation, changes in an index or rate or a reassessment of options.

Some of the Company’s leases include options to extend the lease, and these options are included in the lease term to the extent they are reasonably certain to be exercised.

Lessor

The Company leases out laboratory equipment to certain customers. These leases are classified as finance leases as the Company transfers substantially all the risks and rewards incidental to ownership of the asset to the customer.

At the commencement of the lease term, the Company records revenue and the associated costs of sales, being the sale proceeds at fair value of the asset (computed at cost plus a margin) and the cost of the asset, derecognizes the leased asset from inventory, and recognizes a finance lease receivable in the balance sheet equal to the net investment in the lease.

Company leases

During the year ended December 31, 2021, the Company entered into two significant leases as described below.

Rolle office

On March 3, 2021, the Company entered into a 120-month lease for office space in Rolle, Switzerland primarily to support the expansion of the research and development department. The lease in total is for approximately 38,750 square feet with the Company gaining access to areas on prescribed dates. The Company gained access to 11,840 square feet on July 1, 2021. The Company will gain access to 7,535 square feet on January 1, 2022 and the remaining 19,375 square feet on February 1, 2023. The expected lease commitments resulting from this contract are less than $0.1 million in 2021, $0.5 million in 2022, $1.0 million in 2023 onwards, and $1.14 million from 2024 onward. The expected lease commitments are linked to changes in the Swiss Consumer Price Index as published by Swiss Federal Statistical Office.

The Company makes fixed payments and additional variable payments depending on the usage of the asset during the contract period. Upon commencement of the lease, the Company recorded a ROU asset of $7.7 million and a lease liability of $8.5 million. The difference between the ROU and lease liability of $0.8 million is driven by lease incentives and expected restoration costs.

Boston office

On August 9, 2021, the Company entered into a 40-month new lease for office space in Boston, Massachusetts to support the expansion of the Company’s growth in the United States. The lease in total is for approximately 9,192 square feet. The expected lease commitments resulting from this contract are $0.5 million a year starting in 2022 through the end of the lease in 2024. The Company makes fixed payments and additional variable payments depending on the usage of the asset during the contract period. Upon commencement of the lease, the Company recorded a right-of-use asset of $1.2 million and a lease liability of $1.4 million. The difference between the ROU and lease liability of $0.2 million is driven by lease incentives.

Generally, lease terms for office buildings are between one and ten years. Any leases with terms less than 12 months and/or with low value are expensed in accordance with the IFRS 16 practical expedients for short-term leases and low-value leases. These expenses amounted to $0.3 million and $0.5 million for the years ended December 31, 2021 and 2020, respectively. The Company had cash outflows related to leases less than 12 months and/or with low value of $0.3 million and $0.5 million for the years ended December 31, 2021 and 2020, respectively.

The Company has lease liabilities amounting to $10.8 million and $3.9 million for the years ended December 31, 2021 and 2020, respectively, that are linked to consumer price indices in Switzerland and France.

The future cash flow in relation to short-term leases and leases of low value assets is disclosed in Note 29 – “Commitments and contingencies.”

The Company has several leases with extension and termination options. Management determines, on the basis of the business needs, whether they expect to exercise these options.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that is not readily determinable, the IBR at the lease commencement date. The IBR is the rate of interest that the Company would have had to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the ROU asset in a similar economic environment. On the basis of this policy, the IBRs used by the Company to discount lease payments outstanding at December 31, 2021 and 2020, respectively, in the countries in which it has recognized right-of-use assets and lease liabilities have been in the range of 2.61% to 3.47% and 2.61% to 3.47%, respectively.

The following table presents the movements in the ROUs (in USD thousands):

	2021	2020
As of January 1	$3,767	$4,535
Additions	9,205	—
Depreciation charge	(1,575)	(1,033)
Currency translation effects	(105)	265
As Of December 31	$11,292	$3,767

The following table presents the movements in the lease liabilities (in USD thousands):

	2021	2020
As of January 1	$3,919	$4,626
Additions	10,165	—
Cash outflows (principle and interest)	(1,143)	(1,101)
Non-cash interest	225	121
Currency translation effects	(107)	273
As Of December 31	$13,059	$3,919